UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15D OF THE
SECURITIES EXCHANGE ACT OF 1934
February 6, 2007
Date of Report (Date of earliest event reported)
INTUIT INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21180	77-0034661

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2700 Coast Avenue
Mountain View, CA 94043
(Address of principal executive offices, including zip code)
(650) 944-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 23.01
EXHIBIT 23.02
EXHIBIT 99.03

Explanatory Note
This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Intuit Inc. on February 7, 2007, to include the historical financial statements of Digital Insight Corporation (“Digital Insight”), the business acquired, and the unaudited pro forma combined financial information required pursuant to Article 11 of Regulation S-X.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
     The audited financial statements and schedules of Digital Insight and subsidiaries as of December 31, 2005 and 2004 and for the three years in the period ended December 31, 2005, contained in Digital Insight’s annual report on Form 10-K for the year ended December 31, 2005 (filed with the Securities and Exchange Commission (“SEC”) on March 16, 2006), are filed as Exhibit 99.01 to this report and are incorporated herein by reference.
     The unaudited interim financial statements of Digital Insight and subsidiaries as of and for the three and nine month periods ended September 30, 2006 and 2005 contained in Digital Insight’s quarterly report on Form 10-Q for the quarter ended September 30, 2006, filed with the SEC on November 9, 2006, are filed as Exhibit 99.02 to this report and are incorporated herein by reference.
(b) Pro Forma Combined Financial Information.
     The pro forma combined financial information as of and for the three months ended October 31, 2006 and for the twelve months ended July 31, 2006 is furnished as Exhibit 99.03 and is incorporated in its entirety into this Item 9.01(b) by reference.
(d) Exhibits.

Exhibit No.	Description
2.01	Agreement and Plan of Merger by and among Intuit Inc., Durango Acquisition Corporation and Digital Insight Corporation (incorporated by reference to Exhibit 2.1 of Form 8-K (File No. 000-27459) filed by Digital Insight Corporation on November 30, 2006)

23.01	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm of Digital Insight Corporation

23.02	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.01	Audited consolidated financial statements and schedules of Digital Insight and subsidiaries as of December 31, 2005 and 2004 and for the three years in the period ended December 31, 2005 (incorporated by reference to pages F-1 to F-34 of Digital Insight’s annual report on Form 10-K for the year ended December 31, 2005 (File No. 000-27459), filed with the Securities and Exchange Commission (“SEC”) on March 16, 2006)

99.02	Unaudited interim financial statements of Digital Insight and subsidiaries as of and for the three and nine month periods ended September 30, 2006 and 2005 (incorporated by reference to pages 1-14 of Digital Insight’s quarterly report on Form 10-Q for the quarter ended September 30, 2006 (File No. 000-27459), filed with the SEC on November 9, 2006).

99.03	Unaudited pro forma combined financial statements as of and for the three months ended October 31, 2006 and for the twelve months ended July 31, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intuit Inc.
Date: February 14, 2007	By:	/s/ Kiran M. Patel
Kiran M. Patel
Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.01	Agreement and Plan of Merger by and among Intuit Inc., Durango Acquisition Corporation and Digital Insight Corporation (incorporated by reference to Exhibit 2.1 of Form 8-K (File No. 000-27459) filed by Digital Insight Corporation on November 30, 2006)

23.01	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm of Digital Insight Corporation

23.02	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.01	Audited consolidated financial statements and schedules of Digital Insight and subsidiaries as of December 31, 2005 and 2004 and for the three years in the period ended December 31, 2005 (incorporated by reference to pages F-1 to F-34 of Digital Insight’s annual report on Form 10-K for the year ended December 31, 2005 (File No. 000-27459), filed with the Securities and Exchange Commission (“SEC”) on March 16, 2006)

99.02	Unaudited interim financial statements of Digital Insight and subsidiaries as of and for the three and nine month periods ended September 30, 2006 and 2005 (incorporated by reference to pages 1-14 of Digital Insight’s quarterly report on Form 10-Q for the quarter ended September 30, 2006 (File No. 000-27459), filed with the SEC on November 9, 2006).

99.03	Unaudited pro forma combined financial statements as of and for the three months ended October 31, 2006 and for the twelve months ended July 31, 2006.